SHR FSST, L.L.C. and DTRS FSST, L.L.C.

INDEPENDENT AUDITOR’S REPORT
To SHR FSST, L.L.C. and DTRS FSST, L.L.C.,
Opinion
We have audited the combined financial statements of SHR FSST, L.L.C. and DTRS FSST, L.L.C. (collectively, the “Company”), which comprise the combined balance sheets as of December 31, 2021 and 2020, and the related combined statements of operations, equity, and cash flows for the years then ended, and the related notes to the combined financial statements (collectively referred to as the "financial statements"). The financial statement include the accounts of SHR FSST, L.L.C. and DTRS FSST L.L.C. These companies are under common ownership and common management.
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Emphasis of Matter
As discussed in Note 10 to the financial statements, on October 31, 2022, the Company entered into a Purchase and Sale Agreement to sell the Four Seasons Scottsdale at Troon North Hotel. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audits, significant audit findings, and certain internal control-related matters that we identified during the audits.
/s/ Deloitte & Touche LLP
November 29, 2022

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
COMBINED BALANCE SHEETS
(In thousands)

	December 31, 2021	December 31, 2020
Assets
Property and equipment	$167,696	$165,450
Less accumulated depreciation	(34,768)	(27,458)
Net property and equipment	132,928	137,992
Goodwill	7,627	7,627
Cash and cash equivalents	4,979	3,864
Restricted cash	4,475	5,100
Accounts receivable, net of allowance for doubtful accounts of $21 and $17	3,619	1,435
Prepaid expenses and other assets	1,159	768
Total assets	$154,787	$156,786
Liabilities and Equity
Liabilities:
Mortgage debt payable, net	$145,367	$76,444
Accounts payable and accrued expenses	13,813	12,582
Total liabilities	159,180	89,026
Equity	(4,393)	67,760
Total liabilities and equity	$154,787	$156,786
The accompanying notes to the combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
COMBINED STATEMENTS OF OPERATIONS
(In thousands)

	For the year ended December 31, 2021	For the year ended December 31, 2020
Revenues:
Rooms	$27,300	$16,287
Food and beverage	17,445	10,247
Other hotel operating revenue	5,080	3,234
Total revenues	49,825	29,768
Operating Costs and Expenses:
Rooms	5,511	3,824
Food and beverage	12,088	8,083
Other department expenses	12,193	9,888
Management fees	2,555	1,050
Other hotel expenses	1,108	918
Depreciation	7,310	7,682
Total operating costs and expenses	40,765	31,445
Operating income (loss)	9,060	(1,677)
Interest expense	(4,415)	(3,726)
Loss on early extinguishment of debt	(45)	—
Other income (expenses), net	110	(32)
Net income (loss)	$4,710	$(5,435)

The accompanying notes to the combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
COMBINED STATEMENTS OF EQUITY
(In thousands)

Balance at January 1, 2020	$67,116
Contributions	13,494
Distributions	(7,415)
Net loss	(5,435)
Balance at December 31, 2020	67,760
Contributions	80,827
Distributions	(157,690)
Net income	4,710
Balance at December 31, 2021	$(4,393)
The accompanying notes to the combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
COMBINED STATEMENTS OF CASH FLOWS
(In thousands)

	For the year ended December 31, 2021	For the year ended December 31, 2020
Operating Activities:
Net income (loss)	$4,710	$(5,435)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	7,310	7,682
Amortization of deferred financing costs	283	—
Mark to market of derivative financial instruments	(158)	7
Loss on early extinguishment of debt	45	—
(Increase) decrease in accounts receivable	(2,184)	880
(Increase) decrease in prepaid expenses and other assets	(233)	262
Increase in accounts payable and accrued expenses	1,231	1,013
Net cash provided by operating activities	11,004	4,409

Investing Activities:
Capital expenditures	(2,208)	(498)
Net cash used in investing activities	(2,208)	(498)

Financing Activities:
Proceeds from mortgage loan	146,860	—
Payments on mortgage loan	(76,636)	(9,280)
Debt financing costs	(1,629)	(192)
Contributions	80,789	13,253
Distributions	(157,690)	(7,415)
Net cash used in financing activities	(8,306)	(3,634)
Net increase in cash, cash equivalents and restricted cash	490	277
Cash, cash equivalents and restricted cash at beginning of year	8,964	8,687
Cash, cash equivalents and restricted cash at end of year	$9,454	$8,964
Supplemental Schedule of Non-Cash Activities:
Non-cash financing for capital expenditures	$38	$241
Cash Paid For:
Interest	$4,163	$3,747
The accompanying notes to the combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS

1. GENERAL
The accompanying combined financial statements include the financial position as of December 31, 2020, and December 31, 2021, and the results of operations for the years then ended of SHR FSST, L.L.C. and DTRS FSST, L.L.C., Delaware limited liability companies (together, the “Company”), wholly owned subsidiaries of Strategic Hotel Funding, L.L.C. (“SH Funding”). The Company owns the Four Seasons Scottsdale at Troon North Hotel (the “Hotel”) located in Scottsdale, Arizona. The Company does not operate the Hotel; instead, it employs a hotel management company, Four Seasons Hotels Limited (the “Operator”), to operate the Hotel under a long-term management contract (see Note 4). The Hotel has been pledged as collateral in connection with financing transactions (see Note 6).
Impact of the COVID-19 Pandemic:
In March 2020, the World Health Organization declared the novel coronavirus, or COVID-19, a global pandemic. Federal, state, and local mandates including quarantines, social distancing, travel restrictions, and limitations on the size of gatherings, meant to mitigate the rapid spread of the virus, brought wide-spread global and domestic economic disruption. The lodging industry was severely impacted by the pandemic and experienced unprecedented declines in operations. The COVID-19 outbreak, and associated responses, resulted in low occupancy levels at the Hotel. The Hotel remained open but operated with reduced staff and adjusted the operations of all food and beverage and spa outlets in accordance with national and local guidelines and the Centers for Disease Control and Prevention recommendations. The Company implemented contingency plans designed to reduce costs and maximize efficiency at the Hotel.
During 2021, the US lodging industry benefited from an outsized improvement in leisure demand due to vaccine availability, easing of state and local restrictions, and mitigation efforts by hotels, which increased the willingness of individuals to travel. Leisure demand has continued to improve; however, the recovery of group demand is expected to remain uneven. The length of the disruption is difficult to predict, so the Company is planning for a lengthy recovery and is managing the Hotel accordingly.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation:
The accompanying combined financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
Basis of Combination:
The entities of SHR FSST, L.L.C. and DTRS FSST, L.L.C. have been combined because the entities are under common ownership and management. Any related intercompany accounts are eliminated in combination.
Use of Estimates:
The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Property, Equipment and Depreciation:
Property and equipment are stated at the Company's GAAP basis in the assets and consist of land, building, site improvements and furniture, fixtures, and equipment (see Note 3). Depreciation is computed on a straight-line basis over the following useful lives:

Building	39 years
Site improvements	15 years
Furniture, fixtures and equipment	5 years

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Hotel improvements in progress include amounts incurred for in-process renovation, rehabilitation, or expansion projects. Completed renovations and improvements are capitalized and depreciated over their estimated useful lives. Interest expense and certain other costs, including project related salary and benefit costs, incurred during a renovation or development period are capitalized and depreciated over the lives of the related assets. Repairs and maintenance costs are expensed as incurred.
Goodwill:
Goodwill is the excess of the purchase price over the fair value of the of the net tangible and identifiable intangible assets.
Impairment:
Property and Equipment
The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized if the estimated future undiscounted cash flows derived from the asset are less than the asset’s carrying amount. The impairment loss is measured as the excess of the carrying value over the fair value of the asset, with fair value determined based on estimated future discounted cash flows or other relevant data as to the fair value of the asset.
At December 31, 2020, management concluded that indicators of potential impairment were present and that an evaluation of the carrying value of property and equipment was therefore required based on the deterioration of economic conditions and declines in the Company’s revenues, operating profits and forecasted performance resulting from the COVID-19 pandemic. The Company performed an impairment test as of December 31, 2020. Based on the results of the impairment test, the Company did not record any impairment losses related to property and equipment during the year ended December 31, 2020. At December 31, 2021, management concluded that there were no indicators of potential impairment and did not record any impairment losses related to property and equipment during the year ended December 31, 2021.
Goodwill
Goodwill is reviewed for impairment annually and whenever an event occurs, or circumstances change that indicate that the fair value of the Hotel may be below the Hotel’s carrying amount (a triggering event). If a triggering event occurs, the Company performs a quantitative assessment by comparing the Hotel’s fair value with the Hotel’s carrying amount. The assessment of fair value for the Hotel incorporates unobservable inputs, including existing market-based considerations, as well as discounted cash flow analysis of the Company’s projections. A goodwill impairment loss is recognized if the carrying amount of the Hotel exceeds its fair value. A goodwill impairment loss, if any, is measured as the amount by which the carrying amount of the Hotel, including goodwill, exceeds its fair value. Any goodwill impairment loss will not exceed the Hotel's carrying amount of goodwill.
At December 31, 2020, management concluded that indicators of potential impairment were present and that an evaluation of the carrying value of goodwill was therefore required based on the deterioration of economic conditions and declines in the Company’s revenues, operating profits and forecasted performance resulting from the COVID-19 pandemic. The Company performed an impairment test as of December 31, 2020. Based on the results of the impairment test, the Company did not record any impairment losses related to goodwill during the year ended December 31, 2020. At December 31, 2021, management concluded that there were no indicators of potential impairment and did not record any impairment losses related to goodwill during the year ended December 31, 2021.
Deferred Financing Costs:
Deferred financing costs consist of loan fees and other costs incurred in connection with obtaining loans. Deferred financing costs are capitalized and are amortized to interest expense over the initial maturity of the underlying loans using the straight-line method, which approximates the effective interest method. The Company presents deferred financing costs in the combined balance sheets as a direct deduction from the related mortgage loan payable. Upon early extinguishment of the debt, the unamortized deferred financing costs are written off and included in loss on early extinguishment of debt.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Inventories:
Inventories located at the Hotel mainly consist of food and beverage stock. These items are stated at the lower of cost or net realizable value and are included in prepaid expenses and other assets on the accompanying combined balance sheets.
Cash, Cash Equivalents, and Restricted Cash:
Cash, cash equivalents, and restricted cash consisted of the following at December 31, 2021, and 2020 (in thousands):

	2021	2020
Cash and cash equivalents	$4,979	$3,864

Restricted cash - property and equipment	4,475	4,682
Restricted cash - debt	—	418
Total restricted cash	4,475	5,100
Total cash, cash equivalents, and restricted cash shown in the flows	$9,454	$8,964
The Company considers all cash on hand, demand deposits with financial institutions and short-term highly liquid investments with purchased or original maturities of three months or less to be cash and cash equivalents.
Amounts included in restricted cash - property and equipment are required by the hotel management agreement and will be used for property and equipment replacements. Amounts included in restricted cash - debt are reserves required by the loan agreement to be used to fund insurance, taxes, and certain other hotel expenditures.
Revenue Recognition:
Revenues consist of amounts derived from hotel operations, including the sales of rooms, food and beverage and other hotel operating revenue. Rooms revenues are recognized over a customer's hotel stay, which is generally short-term in duration. Food and beverage revenues consist of revenues from group functions, which may include banquet revenues and audio-visual revenues, as well as outlet revenues, including revenues from in-room dining, restaurants, and lounges. Food and beverage revenue is recognized separately from the hotel room at the point in time that the goods or services are provided. Other hotel operating revenues include ancillary revenues such as attrition and cancellation fees, resort fees, and spa. Other hotel operating revenues are recognized separately from the hotel room. Other hotel operating revenues are generally recognized at the point in time that the goods or services are provided. Attrition and cancellation fees are recognized at a point in time for non-cancelable deposits when the customer provides notification of cancellation or is a no-show for the specified date, whichever comes first.
Certain services, such as audio-visual or other ancillary services, are provided by third parties, and the Company must assess whether it is the principal or agent in these arrangements. The Company will recognize revenue on a gross basis if it determines that it is the principal in an arrangement and will recognize revenue on a net basis if it determines that it is the agent in an arrangement. Some contracts for rooms or food and beverage services require upfront deposits, which are recorded as deferred revenues in accounts payable and accrued expenses on the accompanying combined balance sheets and are recognized once the performance obligations are satisfied. The Company collects sales, use, occupancy, and similar taxes and records revenues net of these taxes collected from customers that are remitted to government authorities.
Income Taxes:
The Company includes the combination of two wholly owned L.L.C.s, so it is disregarded for federal income tax purposes. Therefore, there is no income tax expense or benefit reflected in the accompanying combined financial statements.
Derivative Instruments and Hedging Activities:
The Company recognizes all derivatives as either assets or liabilities on the accompanying combined balance sheets and measures those instruments at fair value. If certain conditions are met, a derivative may be specifically

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and resulting designation (see Note 7).
Fair Value of Financial and Nonfinancial Instruments:
Fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy has been established that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).
Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
New Accounting Guidance:
In March 2020, the Financial Accounting Standards Board (“FASB”) issued new guidance which provides temporary optional expedients and exceptions that the Company can elect to adopt, subject to meeting certain criteria, regarding contract modifications, hedging relationships, and other transactions that reference the London interbank offered rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. The relief provided is only available through December 31, 2022. The Company has not adopted any of the optional expedients as of December 31, 2021, but will continue to evaluate the possible adoption of any such expedients or exceptions during the effected period as circumstances evolve.
3. PROPERTY AND EQUIPMENT
The following summarizes the Hotel’s property and equipment as of December 31, 2021, and 2020 (in thousands):

	2021	2020
Land	$43,512	$43,512
Building and building improvements	92,829	92,829
Site improvements	3,229	3,229
Furniture, fixtures, and equipment	28,039	25,697
Improvements in progress	87	183
Total property and equipment	167,696	165,450
Less: accumulated depreciation	(34,768)	(27,458)
Net property and equipment	$132,928	$137,992
4. MANAGEMENT AGREEMENT
The Hotel is subject to a management agreement with the Hotel’s Operator. The terms of this agreement generally require the Operator to furnish the Hotel with certain services, which include on-site management, marketing, maintenance, operations, reservations, and additional services as needed. The current expiration of the management

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
agreement is December 2039. The Operator has the option to extend the management agreement for two additional twenty-year periods. The agreement provides for the payment of a base management fee equal to 3.0% of the Hotel’s revenues (as defined in the management agreement). In addition, an incentive fee may be paid if certain criteria are met. For the years ended December 31, 2021, and 2020, base management fees were $1,495,000 and $893,000, respectively, and incentive management fees were $1,060,000 and $157,000, respectively.
5. RESERVE FOR REPLACEMENT OF FURNITURE, FIXTURES, AND EQUIPMENT
The management agreement requires the establishment of a separate reserve for replacement of and additions to furniture, fixtures, and equipment (FF&E Reserve). The Company is required to fund 4.0% of gross revenues (as defined in the management agreement) into the reserve, which is included in restricted cash on the accompanying combined balance sheets.
The following table summarizes the activity in the FF&E Reserve for the years ended December 31, 2021, and 2020 (in thousands):

	2021	2020
Balance, beginning of year	$4,682	$3,981
Amounts funded	1,993	1,190
FF&E expenditures	(2,208)	(498)
Interest income	8	9
Balance, end of year	$4,475	$4,682
6. MORTGAGE DEBT PAYABLE, NET
On December 11, 2015, the Company, together with 12 other wholly owned subsidiaries of SH Funding, entered into a portfolio loan agreement (the “7-Pack Loan”) secured by the Hotel, along with six other hotels. The maturity date of the 7-Pack Loan, including extension options, was December 9, 2020, and the initial interest rate was 3.62% plus one-month LIBOR. In December 2020, the 7-Pack Loan was amended, which extended the maturity date to December 9, 2021, and increased the interest rate to 5.00% plus one-month LIBOR.
On October 4, 2021, the 7-Pack Loan was refinanced, and the Company, together with 16 other wholly owned subsidiaries of SH Funding, entered into a new portfolio loan agreement (the “9-Pack Loan”) secured by the Hotel, along with eight other hotels. The 9-Pack Loan has an initial maturity date of October 9, 2024, with two one-year extension options available, subject to certain conditions. Interest on the mortgage loan is payable monthly and principal and any unpaid interest are payable at maturity. The interest rate is 2.32% plus one-month LIBOR. The Company recorded its share of a loss on early extinguishment of debt of $45,000 related to the 7-Pack Loan payoff, which included the write-off of unamortized deferred financing costs applicable to the loan.
The Company’s allocated principal amount of the 7-Pack Loan at December 31, 2020, was $76,636,000, which is presented net of unamortized deferred financing costs of $192,000 on the accompanying combined balance sheet. The Company’s allocated principal amount of the 9-Pack Loan at December 31, 2021, was $146,860,000, which is presented net of unamortized deferred financing costs of $1,493,000 on the accompanying combined balance sheet.
Interest Expense:
Total interest expense includes amortization of deferred financing costs of $283,000 and $0 for the years ended December 31, 2021, and 2020, respectively.
7. DERIVATIVES
SH Funding and its subsidiaries, which includes the Company, manages interest rate risk by using interest rate caps to limit exposure on variable-rate debt that would result from an increase in interest rates. The loan agreements (see Note 6) also require such caps. Interest rate derivative agreements are only entered into with high credit quality counterparties. The Company records its allocated value of all derivative instruments at fair value in either prepaid expenses and other assets or accounts payable and accrued expenses on the accompanying combined balance sheets.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
The valuation of the interest rate derivative instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities (Level 2 inputs). The valuation incorporates credit valuation adjustments (CVA) to appropriately reflect nonperformance risk (Level 3 inputs). When assessing nonperformance risk, the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees is considered.
Except for the CVA, all inputs used to measure fair value of the derivative financial instruments are Level 2 inputs. The Company has concluded that the inputs used to measure its CVA are Level 3 inputs. If the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers into and out of Level 3, or between other levels, at the fair value at the beginning of the reporting period in which the changes occur. The Company assessed the impact of the CVA on the overall fair value of its derivative instruments and concluded that the CVA does not have a significant impact to the fair values as of December 31, 2021, and 2020. As of December 31, 2021, and 2020, all derivatives are categorized as Level 2.
Derivatives Not Designated as Hedging Instruments:
Derivatives not designated as hedges are not speculative and are used to manage exposure to interest rate movements and other identified risks but do not meet hedge accounting requirements. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings.
Interest rate caps are required under the loan agreements discussed above (see Note 6). SH Funding allocated a percentage of the fair value and effect of the mark to market adjustments to the Company based on its allocated loan amount under the respective loan agreement.
Fair Values of Derivative Instruments:
The table below presents the Company’s allocated fair value of the derivative financial instrument as well as its classification on the accompanying combined balance sheets as of December 31, 2021, and 2020 (in thousands):

		Fair Value as of December 31,
	Balance Sheet Location	2021	2020
Derivative not designated as hedging instrument:
Interest rate caps	Prepaid expenses and other assets	$362	$—
Effect of Derivative Instruments on the Statements of Operations:
The table below presents the Company’s allocated effect of the derivative financial instruments on the combined statements of operations for the years ended December 31, 2021, and 2020 (in thousands):

	2021	2020
Derivatives not designated as hedging instruments:
Gain (loss) recognized in other income (expenses), net	$158	$(7)

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
8. RELATED-PARTY TRANSACTIONS
SH Funding pays certain amounts on behalf of the Company, which can include construction-related project costs and financing and debt service costs. These costs are not reimbursed by the Company and are recorded as contributions from SH Funding. During the years ended December 31, 2021, and 2020, SH Funding made total contributions to the Company of $80,827,000 and $13,494,000, respectively.
9. COMMITMENTS AND CONTINGENCIES
Environmental Matters:
The Hotel has been subjected to environmental site assessments. None of the environmental assessments have revealed, nor is the Company aware of, any environmental liability that it believes would have a material effect on its business or combined financial statements.
Litigation:
The Company is party to various claims and routine litigation arising in the ordinary course of business. Based on discussions with legal counsel, the Company does not believe that the results of these claims and litigation, individually or in the aggregate, will have a material effect on its business or combined financial statements.
10. SUBSEQUENT EVENTS
The Company has evaluated subsequent events through November 29, 2022, the date the combined financial statements were available to be issued.
On October 31, 2022, the Company entered into an agreement to sell the Hotel for $267,800,000. The sale, subject to certain closing conditions, is expected to close in December 2022.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
UNAUDITED COMBINED BALANCE SHEETS
(In thousands)

	September 30, 2022	December 31, 2021
Assets
Property and equipment	$176,401	$167,696
Less accumulated depreciation	(39,394)	(34,768)
Net property and equipment	137,007	132,928
Goodwill	7,627	7,627
Cash and cash equivalents	3,796	4,979
Restricted cash	4,120	4,475
Accounts receivable, net of allowance for doubtful accounts of $17 and $21	1,775	3,619
Prepaid expenses and other assets	4,860	1,159
Total assets	$159,185	$154,787
Liabilities and Equity
Liabilities:
Mortgage debt payable, net	$145,774	$145,367
Accounts payable and accrued expenses	15,966	13,813
Total liabilities	161,740	159,180
Equity	(2,555)	(4,393)
Total liabilities and equity	$159,185	$154,787
The accompanying notes to the unaudited combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
UNAUDITED COMBINED STATEMENTS OF OPERATIONS
(In thousands)

	For the nine months ended September 30, 2022	For the nine months ended September 30, 2021
Revenues:
Rooms	$22,718	$18,115
Food and beverage	12,853	9,570
Other hotel operating revenue	4,905	3,579
Total revenues	40,476	31,264
Operating Costs and Expenses:
Rooms	5,023	3,811
Food and beverage	10,564	7,635
Other department expenses	11,285	8,575
Management fees	1,881	1,450
Other hotel expenses	755	851
Depreciation	4,626	5,771
Total operating costs and expenses	34,134	28,093
Operating income	6,342	3,171
Interest expense	(4,169)	(3,340)
Other income (expenses), net	3,803	(27)
Net income (loss)	$5,976	$(196)
The accompanying notes to the unaudited combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
UNAUDITED COMBINED STATEMENTS OF EQUITY
(In thousands)

Balance at January 1, 2021	$67,760
Contributions	3,437
Distributions	—
Net loss	(196)
Balance at September 30, 2021	$71,001

Balance at January 1, 2022	$(4,393)
Contributions	8,732
Distributions	(12,870)
Net income	5,976
Balance at September 30, 2022	$(2,555)
The accompanying notes to the unaudited combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
(In thousands)

	For the nine months ended September 30, 2022	For the nine months ended September 30, 2021
Operating Activities:
Net income (loss)	$5,976	$(196)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	4,626	5,771
Amortization of deferred financing costs	407	144
Mark to market of derivative financial instruments	(3,846)	—
Decrease (increase) in accounts receivable	1,844	(114)
Decrease in prepaid expenses and other assets	145	59
Increase in accounts payable and accrued expenses	391	2,579
Net cash provided by operating activities	9,543	8,243

Investing Activities:
Capital expenditures	(1,983)	(1,814)
Net cash used in investing activities	(1,983)	(1,814)

Financing Activities:
Contributions	3,772	3,247
Distributions	(12,870)	—
Net cash (used in) provided by financing activities	(9,098)	3,247
Net (decrease) increase in cash, cash equivalents and restricted cash	(1,538)	9,676
Cash, cash equivalents and restricted cash at beginning of period	9,454	8,964
Cash, cash equivalents and restricted cash at end of period	$7,916	$18,640
Supplemental Schedule of Non-Cash Activities:
Non-cash financing for capital expenditures	$4,960	$190
Capital expenditures incurred but not yet paid	$1,762	$—
Cash Paid For:
Interest	$3,595	$3,208
The accompanying notes to the unaudited combined financial statements are an integral part of these statements.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS

1.    GENERAL
The accompanying unaudited combined financial statements include the financial position as of September 30, 2022, and the results of operations for the period then ended of SHR FSST, L.L.C. and DTRS FSST, L.L.C., Delaware limited liability companies (together, the “Company”), wholly owned subsidiaries of Strategic Hotel Funding, L.L.C. (“SH Funding”). The Company owns the Four Seasons Scottsdale at Troon North Hotel (the “Hotel”) located in Scottsdale, Arizona. The Company does not operate the Hotel; instead, it employs a hotel management company, Four Seasons Hotels Limited (the “Operator”), to operate the Hotel under a long-term management contract (see Note 4). The Hotel has been pledged as collateral in connection with financing transactions (see Note 6).
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation:
The accompanying unaudited combined financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
Basis of Combination:
The entities of SHR FSST, L.L.C. and DTRS FSST, L.L.C. have been combined because the entities are under common ownership and management.
Any related intercompany accounts are eliminated in combination.
Use of Estimates:
The preparation of unaudited combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Property, Equipment and Depreciation:
Property and equipment are stated at the Company's GAAP basis in the assets and consist of land, building, site improvements, and furniture, fixtures, and equipment (see Note 3). Depreciation is computed on a straight-line basis over the following useful lives:

Building	39 years
Site improvements	15 years
Furniture, fixtures and equipment	5 years
Hotel improvements in progress include amounts incurred for in-process renovation, rehabilitation, or expansion projects. Completed renovations and improvements are capitalized and depreciated over their estimated useful lives. Interest expense and certain other costs, including project related salary and benefit costs, incurred during a renovation or development period are capitalized and depreciated over the lives of the related assets. Repairs and maintenance costs are expensed as incurred.
Goodwill:
Goodwill is the excess of the purchase price over the fair value of the of the net tangible and identifiable intangible assets.
Impairment:
Property and Equipment
The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized if the

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS (Continued)
estimated future undiscounted cash flows derived from the asset are less than the asset’s carrying amount. The impairment loss is measured as the excess of the carrying value over the fair value of the asset, with fair value determined based on estimated future discounted cash flows or other relevant data as to the fair value of the asset. Management concluded that there were no indicators of potential impairment and did not record any impairment losses related to property and equipment during the periods ended September 30, 2022, and 2021.
Goodwill
Goodwill is reviewed for impairment annually and whenever an event occurs, or circumstances change that indicate that the fair value of the Hotel may be below the Hotel’s carrying amount (a triggering event). If a triggering event occurs, the Company performs a quantitative assessment by comparing the Hotel’s fair value with the Hotel’s carrying amount. The assessment of fair value for the Hotel incorporates unobservable inputs, including existing market-based considerations, as well as discounted cash flow analysis of the Company’s projections. A goodwill impairment loss is recognized if the carrying amount of the Hotel exceeds its fair value. A goodwill impairment loss, if any, is measured as the amount by which the carrying amount of the Hotel, including goodwill, exceeds its fair value. Any goodwill impairment loss will not exceed the Hotel's carrying amount of goodwill. Management concluded that there were no indicators of potential impairment and did not record any impairment losses related to goodwill during the periods ended September 30, 2022, and 2021.
Deferred Financing Costs:
Deferred financing costs consist of loan fees and other costs incurred in connection with obtaining loans. Deferred financing costs are capitalized and are amortized to interest expense over the initial maturity of the underlying loans using the straight-line method, which approximates the effective interest method. The Company presents deferred financing costs in the unaudited combined balance sheets as a direct deduction from the related mortgage loan payable. Upon early extinguishment of the debt, the unamortized deferred financing costs are written off and included in loss on early extinguishment of debt.
Inventories:
Inventories located at the Hotel mainly consist of food and beverage stock. These items are stated at the lower of cost or net realizable value and are included in prepaid expenses and other assets on the accompanying unaudited combined balance sheets.
Cash, Cash Equivalents, and Restricted Cash:
Cash, cash equivalents, and restricted cash consisted of the following at September 30, 2022, and 2021 (in thousands):

	2022	2021
Cash and cash equivalents	$3,796	$13,791
Restricted cash - property and equipment	4,120	4,849
Total cash, cash equivalents, and restricted cash shown in the flows	$7,916	$18,640
The Company considers all cash on hand, demand deposits with financial institutions and short-term highly liquid investments with purchased or original maturities of three months or less to be cash and cash equivalents.
Amounts included in restricted cash - property and equipment are required by the hotel management agreement and will be used for property and equipment replacements.
Revenue Recognition:
Revenues consist of amounts derived from hotel operations, including the sales of rooms, food and beverage and other hotel operating revenue. Rooms revenues are recognized over a customer's hotel stay, which is generally short-term in duration. Food and beverage revenues consist of revenues from group functions, which may include banquet revenues and audio-visual revenues, as well as outlet revenues, including revenues from in-room dining, restaurants, and lounges. Food and beverage revenue is recognized separately from the hotel room at the point in time that the goods or services are provided. Other hotel operating revenues include ancillary revenues such as attrition and

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS (Continued)
cancellation fees, resort fees, and spa. Other hotel operating revenues are recognized separately from the hotel room. Other hotel operating revenues are generally recognized at the point in time that the goods or services are provided. Attrition and cancellation fees are recognized at a point in time for non-cancelable deposits when the customer provides notification of cancellation or is a no-show for the specified date, whichever comes first.
Certain services, such as audio-visual or other ancillary services, are provided by third parties, and the Company must assess whether it is the principal or agent in these arrangements. The Company will recognize revenue on a gross basis if it determines that it is the principal in an arrangement and will recognize revenue on a net basis if it determines that it is the agent in an arrangement. Some contracts for rooms or food and beverage services require upfront deposits, which are recorded as deferred revenues in accounts payable and accrued expenses on the accompanying unaudited combined balance sheets and are recognized once the performance obligations are satisfied. The Company collects sales, use, occupancy, and similar taxes and records revenues net of these taxes collected from customers that are remitted to government authorities.
Income Taxes:
The Company includes the combination of two wholly owned L.L.C.s, so it is disregarded for federal income tax purposes. Therefore, there is no income tax expense or benefit reflected in the accompanying unaudited combined financial statements.
Derivative Instruments and Hedging Activities:
The Company recognizes all derivatives as either assets or liabilities on the accompanying unaudited combined balance sheets and measures those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and resulting designation (see Note 7).
Fair Value of Financial and Nonfinancial Instruments:
Fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy has been established that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).
Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
New Accounting Guidance:
In March 2020, the Financial Accounting Standard Board (“FASB”) issued new guidance which provides temporary optional expedients and exceptions that the Company can elect to adopt, subject to meeting certain criteria, regarding contract modifications, hedging relationships, and other transactions that reference the London interbank offered rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. The

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS (Continued)
relief provided is only available through December 31, 2022. The Company has not adopted any of the optional expedients as of September 30, 2022, but will continue to evaluate the possible adoption of any such expedients or exceptions during the effected period as circumstances evolve.
3. PROPERTY AND EQUIPMENT
The following summarizes the Hotel’s property and equipment as of September 30, 2022, and December 31, 2021 (in thousands):

	2022	2021
Land	$43,512	$43,512
Building and building improvements	92,829	92,829
Site improvements	3,229	3,229
Furniture, fixtures, and equipment	29,897	28,039
Improvements in progress	6,934	87
Total property and equipment	176,401	167,696
Less: accumulated depreciation	(39,394)	(34,768)
Net property and equipment	$137,007	$132,928
4. MANAGEMENT AGREEMENT
The Hotel is subject to a management agreement with the Hotel’s Operator. The terms of this agreement generally require the Operator to furnish the Hotel with certain services, which include on-site management, marketing, maintenance, operations, reservations, and additional services as needed. The current expiration of the management agreement is December 2039. The Operator has the option to extend the management agreement for two additional twenty-year periods. The agreement provides for the payment of a base management fee equal to 3.0% of the Hotel’s revenues (as defined in the management agreement). In addition, an incentive fee may be paid if certain criteria are met. For the periods ended September 30, 2022, and 2021, base management fees were $1,214,000 and $938,000, respectively, and incentive management fees were $667,000 and $512,000, respectively.
5. RESERVE FOR REPLACEMENT OF FURNITURE, FIXTURES, AND EQUIPMENT
The management agreement requires the establishment of a separate reserve for replacement of and additions to furniture, fixtures, and equipment (FF&E Reserve). The Company is required to fund 4.0% of gross revenues (as defined in the management agreement) into the reserve, which is included in restricted cash on the accompanying unaudited combined balance sheets.
The following table summarizes the activity in the FF&E Reserve for the period ended September 30, 2022, and for the year ended December 31, 2021 (in thousands):

	2022	2021
Balance, beginning of period	$4,475	$4,682
Amounts funded	1,619	1,993
FF&E expenditures	(1,983)	(2,208)
Interest income	9	8
Balance, end of period	$4,120	$4,475
6. MORTGAGE DEBT PAYABLE, NET
On December 11, 2015, the Company, together with 12 other wholly owned subsidiaries of SH Funding, entered into a portfolio loan agreement (the “7-Pack Loan”) secured by the Hotel, along with six other hotels. The maturity date of the 7-Pack Loan, including extension options, was December 9, 2020, and the initial interest rate was 3.62% plus one-month LIBOR. In December 2020, the 7-Pack Loan was amended, which extended the maturity date to December 9, 2021, and increased the interest rate to 5.00% plus one-month LIBOR.
On October 4, 2021, the 7-Pack Loan was refinanced, and the Company, together with 16 other wholly owned subsidiaries of SH Funding, entered into a new portfolio loan agreement (the “9-Pack Loan”) secured by the Hotel,

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS (Continued)
along with eight other hotels. The 9-Pack Loan has an initial maturity date of October 9, 2024, with two one-year extension options available, subject to certain conditions. Interest on the mortgage loan is payable monthly and principal and any unpaid interest are payable at maturity. The interest rate is 2.32% plus one-month LIBOR.
The Company’s allocated principal amount of the 9-Pack Loan at September 30, 2022, was $146,860,000, which is presented net of unamortized deferred financing costs of $1,086,000 on the accompanying unaudited combined balance sheet. The Company’s allocated principal amount of the 9-Pack Loan at December 31, 2021, was $146,860,000, which is presented net of unamortized deferred financing costs of $1,493,000 on the accompanying unaudited combined balance sheet.
Interest Expense:
Total interest expense includes amortization of deferred financing costs of $407,000 and $144,000 for the periods ended September 30, 2022, and 2021, respectively.
7. DERIVATIVES
SH Funding and its subsidiaries, which includes the Company, manage interest rate risk by using interest rate caps to limit exposure on variable-rate debt that would result from an increase in interest rates. The loan agreements (see Note 6) also require such caps. Interest rate derivative agreements are only entered into with high credit quality counterparties. The Company records its allocated value of all derivative instruments at fair value in either prepaid expenses and other assets or accounts payable and accrued expenses on the accompanying unaudited combined balance sheets.
The valuation of the interest rate derivative instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities (Level 2 inputs). The valuation incorporates credit valuation adjustments (CVA) to appropriately reflect nonperformance risk (Level 3 inputs). When assessing nonperformance risk, the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees is considered.
Except for the CVA, all inputs used to measure fair value of the derivative financial instruments are Level 2 inputs. The Company has concluded that the inputs used to measure its CVA are Level 3 inputs. If the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers into and out of Level 3, or between other levels, at the fair value at the beginning of the reporting period in which the changes occur. The Company assessed the impact of the CVA on the overall fair value of its derivative instruments and concluded that the CVA does not have a significant impact to the fair values as of September 30, 2022, and December 31, 2021. As of September 30, 2022, and December 31, 2021, all derivatives are categorized as Level 2.
Derivatives Not Designated as Hedging Instruments:
Derivatives not designated as hedges are not speculative and are used to manage exposure to interest rate movements and other identified risks but do not meet hedge accounting requirements. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings.
Interest rate caps are required under the loan agreements discussed above (see Note 6). SH Funding allocated a percentage of the fair value and effect of the mark to market adjustments to the Company based on its allocated loan amount under the respective loan agreement.

SHR FSST, L.L.C. AND DTRS FSST, L.L.C.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS (Continued)
Fair Values of Derivative Instruments:
The table below presents the Company’s allocated fair value of the derivative financial instrument as well as its classification on the accompanying unaudited combined balance sheets as of September 30, 2022, and December 31, 2021 (in thousands):

		Fair value at
	Balance Sheet Location	September 30, 2022	December 31, 2021
Derivative not designated as hedging instrument:
Interest rate caps	Prepaid expenses and other assets	$4,207	$362
Effect of Derivative Instruments on the Unaudited Combined Statements of Operations:
The table below presents the Company’s allocated effect of the derivative financial instruments on the unaudited combined statements of operations for the periods ended September 30, 2022, and 2021 (in thousands):

	2022	2021
Derivatives not designated as hedging instruments:
Gain recognized in other income (expenses), net	$3,846	$—
8. RELATED-PARTY TRANSACTIONS
SH Funding pays certain amounts on behalf of the Company, which can include construction-related project costs and financing and debt service costs. These costs are not reimbursed by the Company and are recorded as contributions from SH Funding. During the periods ended September 30, 2022, and 2021, SH Funding made total contributions to the Company of $8,732,000 and $3,437,000, respectively.
9. COMMITMENTS AND CONTINGENCIES
Environmental Matters:
The Hotel has been subjected to environmental site assessments. None of the environmental assessments have revealed, nor is the Company aware of, any environmental liability that it believes would have a material effect on its business or unaudited combined financial statements.
Litigation:
The Company is party to various claims and routine litigation arising in the ordinary course of business. Based on discussions with legal counsel, the Company does not believe that the results of these claims and litigation, individually or in the aggregate, will have a material effect on its business or unaudited combined financial statements.
10. SUBSEQUENT EVENTS
The Company has evaluated subsequent events through November 29, 2022, the date the unaudited combined financial statements were available to be issued.
On October 31, 2022, the Company entered into an agreement to sell the Hotel for $267,800,000. The sale, subject to certain closing conditions, is expected to close in December 2022.